                                                                    EXHIBIT 99.1

CASE NAME:        Coho Energy, Inc., ET AL   Monthly Operating Report

CASE NUMBER:      02-31189-HCA-11            ACCRUAL BASIS

JUDGE:            Harold C. Abramson


                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 DALLAS DIVISION

                            MONTHLY OPERATING REPORT

                         MONTH ENDING: OCTOBER 31, 2002

COHO ENERGY, INC.                                       MONTHLY OPERATING REPORT
BANKRUPTCY CONSOLIDATION                                ACCRUAL BASIS - 1
BALANCE SHEETS (IN 000'S)
OCTOBER 31, 2002

                                                   SOFA         FEB 28,        MAR 31,        APR 30,       MAY 31,
                                                 SCHEDULE        2002           2002           2002          2002
                                                ----------    ----------     ----------     ----------    ----------
                      ASSETS

CURRENT ASSETS
      Cash and cash equivalents                      7,810    $    9,023     $   10,655     $   11,246    $   11,635
      Cash in escrow                                    25            25             25             26            26
      Accounts receivable                            7,495         7,231          8,135          8,801         9,738
      Other current assets                              32         1,001            930          1,025           986
      Accrued unrealized gains derivatives              --         2,225             37             37            37
                                                ----------    ----------     ----------     ----------    ----------
                                                    15,362        19,505         19,782         21,135        22,422

PROPERTY AND EQUIPMENT                             335,561       331,674        330,808        330,378       329,845

INVESTMENT IN SUBSIDIARIES                              --           260            260             59            58

OTHER ASSETS                                            82        22,692            111            112           104
                                                ----------    ----------     ----------     ----------    ----------

                                                $  351,005    $  374,131     $  350,961     $  351,684    $  352,429
                                                ==========    ==========     ==========     ==========    ==========

                LIABILITIES AND
              SHAREHOLDERS' EQUITY

LIABILITIES NOT SUBJECT TO COMPROMISE
      CURRENT LIABILITIES
      Accounts payable, principally trade               --           485            712            874           744
      Accrued liabilities and other payables            --         2,559          4,426          4,402         4,697
      Accrued interest payable                          --           681          1,034          1,354         1,278
      Accrued unrealized losses derivatives             --           165            506            506           506
      Current portion of long term debt                 --            --             --             --
                                                ----------    ----------     ----------     ----------    ----------
                                                         0         3,890          6,678          7,136         7,225

LIABILITIES SUBJECT TO COMPROMISE
      Accounts payable, principally trade            5,644    $    4,928     $    5,771     $    5,821    $    5,800
      Accrued liabilities and other payables         1,032         1,588            944            949           687
      Current portion of long term debt            327,797       316,934        327,679        327,482       327,482
                                                ----------    ----------     ----------     ----------    ----------
                                                   334,473       323,450        334,394        334,252       333,969

LONG TERM DEBT                                          --            --             --             --            --

DEFERRED INCOME TAXES                                   --            --             --             --            --
                                                ----------    ----------     ----------     ----------    ----------

                                                   334,473       327,340        341,072        341,388       341,194
                                                ----------    ----------     ----------     ----------    ----------

COMMITMENTS AND
      CONTINGENCIES                                  5,550           450            450            450           450

OTHER LONG TERM ACCRUED DERIVATIVES                     --           257            397            397           397

SHAREHOLDERS' EQUITY
      Prepetition owners' equity                     8,679        47,098         13,771         13,771        13,771
      Postpetition owners' equity(a)                    --        (1,014)        (4,729)        (4,322)       (3,383)
                                                ----------    ----------     ----------     ----------    ----------
      Total Shareholders' Equity                     8,679        46,084          9,042          9,449        10,388
                                                ----------    ----------     ----------     ----------    ----------

                                                $  348,702    $  374,131     $  350,961     $  351,684    $  352,429
                                                ==========    ==========     ==========     ==========    ==========

                                                 JUNE 30,       JULY 31,      AUGUST 31,      SEPT 30,        OCT 31,
                                                   2002           2002           2002           2002           2002
                                                ----------     ----------     ----------     ----------     ----------
                      ASSETS

CURRENT ASSETS
      Cash and cash equivalents                 $   12,917     $   14,001     $   13,679     $    7,592     $    7,061
      Cash in escrow                                    26             26         48,977         28,140         26,291
      Accounts receivable                           12,108         12,544          3,849          3,494          3,373
      Other current assets                             954          1,195            322            371            349
      Accrued unrealized gains derivatives               4              4             --             --             --
                                                ----------     ----------     ----------     ----------     ----------
                                                    26,009         27,770         66,827         39,597         37,074

PROPERTY AND EQUIPMENT                             329,371        328,769            441            411            382

INVESTMENT IN SUBSIDIARIES                              54             54             56             54             57

OTHER ASSETS                                            89            103             --             --             --
                                                ----------     ----------     ----------     ----------     ----------

                                                $  355,523     $  356,696     $   67,324     $   40,062     $   37,513
                                                ==========     ==========     ==========     ==========     ==========

                LIABILITIES AND
              SHAREHOLDERS' EQUITY

LIABILITIES NOT SUBJECT TO COMPROMISE
      CURRENT LIABILITIES
      Accounts payable, principally trade            2,075          2,176            608            553            197
      Accrued liabilities and other payables         4,383          4,013          7,863          3,191          1,133
      Accrued interest payable                       1,596          3,035          3,240          2,203          2,203
      Accrued unrealized losses derivatives            834            834             --             --             --
      Current portion of long term debt                                               --             --             --
                                                ----------     ----------     ----------     ----------     ----------
                                                     8,888         10,058         11,711          5,947          3,533

LIABILITIES SUBJECT TO COMPROMISE
      Accounts payable, principally trade       $    5,679     $    5,617     $    4,608     $    4,608     $    4,571
      Accrued liabilities and other payables           688            688            603            603            603
      Current portion of long term debt            326,388        326,388        153,508        132,705        132,705
                                                ----------     ----------     ----------     ----------     ----------
                                                   332,755        332,693        158,719        137,916        137,879

LONG TERM DEBT                                          --             --             --             --             --

DEFERRED INCOME TAXES                                   --             --             --             --             --
                                                ----------     ----------     ----------     ----------     ----------

                                                   341,643        342,751        170,430        143,863        141,412
                                                ----------     ----------     ----------     ----------     ----------

COMMITMENTS AND
      CONTINGENCIES                                    450            450             --             --             --

OTHER LONG TERM ACCRUED DERIVATIVES                    397            397             --             --             --

SHAREHOLDERS' EQUITY
      Prepetition owners' equity                    13,771         13,771         13,771         13,771         13,771
      Postpetition owners' equity(a)                  (738)          (673)      (116,877)      (117,572)      (117,670)
                                                ----------     ----------     ----------     ----------     ----------
      Total Shareholders' Equity                    13,033         13,098       (103,106)      (103,801)      (103,899)
                                                ----------     ----------     ----------     ----------     ----------

                                                $  355,523     $  356,696     $   67,324     $   40,062     $   37,513
                                                ==========     ==========     ==========     ==========     ==========

(a) Postpetition owners' equity represents earnings subsequent to January 2002, excluding the standby loan prepayment fee expense of $29.3 million, the FAS 133 adjustment related to the gain on standby loan embedded derivative of $10.2 million, the write off of $22.6 million in unamortized debt issuance costs and the write off of $10.7 million in unamortized debt discount.

COHO ENERGY CASE NO. 02-31189-HCA-11

COHO ENERGY, INC.                                     MONTHLY OPERATING REPORT
BANKRUPTCY CONSOLIDATION                              ACCRUAL BASIS - 2
STATEMENTS OF OPERATIONS (IN 000'S)                   PAGE 1 OF 2
OCTOBER 31, 2002

                                               JAN 02(a)       FEB 02         MAR 02         APR 02         MAY 02        JUNE 02
                                              ----------     ----------     ----------     ----------     ----------     ----------
PRODUCTION/PRICES
     Oil (Bbls/day)                                9,103          9,348          9,115          9,052          9,638          9,210
     Gas (Mcf/day)                                 4,085          4,375          3,986          4,157          3,924          4,013
     BOE/day *                                     9,783         10,077          9,779          9,745         10,292          9,879
     Average Oil Price                        $    14.93     $    16.01     $    19.72     $    21.68     $    22.30     $    20.90
     Average Gas Price                        $     2.65     $     2.06     $     2.48     $     3.22     $     3.27     $     3.26
     Average BOE Price                        $    15.00     $    15.74     $    19.39     $    21.51     $    22.13     $    20.81

OPERATING REVENUES
     Oil and gas production                   $    4,549     $    4,442     $    5,877     $    6,290     $    7,058     $    6,168
                                              ----------     ----------     ----------     ----------     ----------     ----------

     Total operating revenues                      4,549          4,442          5,877          6,290          7,058          6,168
                                              ----------     ----------     ----------     ----------     ----------     ----------

OPERATING EXPENSES
     Oil and gas production                        2,187          2,063          2,097          2,022          2,149          2,045
     Taxes on oil & gas production                   278            263            348            373            415            359
     General & administrative                        643            490            227            256            304            258
     Depletion & depreciation                      1,519          1,455          1,539          1,484          1,617          1,505
     Allowance for bad debt                           --             --             --             --             --             --
     (Gain) Loss on derivatives                     (251)       (10,257)        13,446             11            106           (253)
                                              ----------     ----------     ----------     ----------     ----------     ----------

     Total operating expenses                      4,376         (5,986)        17,657          4,146          4,591          3,914
                                              ----------     ----------     ----------     ----------     ----------     ----------

OPERATING INCOME                                     173         10,428        (11,780)         2,144          2,467          2,254

OTHER INCOME & EXPENSES
     Equity in income from subsidiaries               --            200             --             --                            (4)
     Interest and other income                        17              3             --             12             (7)             0
     Interest expense                             (2,713)        (1,333)        (1,186)        (1,260)        (1,355)        (1,393)
     Standby loan prepayment fee                      --        (29,344)        29,344             --             --             --
     Reorganization costs                            (33)          (114)       (53,309)          (490)          (166)          (417)
     Litigation Settlement                            --             --             --             --             --          2,832
     Loss on sale of property and equipment           --             --             --             --             --             --
                                              ----------     ----------     ----------     ----------     ----------     ----------

                                                  (2,729)       (30,588)       (25,151)        (1,738)        (1,528)         1,018
                                              ----------     ----------     ----------     ----------     ----------     ----------

EARNINGS (LOSS) BEFORE TAXES
     AND EXTRAORDINARY ITEMS                      (2,556)       (20,160)       (36,931)           406            939          3,272
                                              ----------     ----------     ----------     ----------     ----------     ----------
INCOME TAX EXPENSE (BENEFIT)
     Current                                          --             --             --             --             --             --
     Deferred                                         --             --             --             --             --             --
                                              ----------     ----------     ----------     ----------     ----------     ----------
                                                       0              0              0              0              0              0
                                              ----------     ----------     ----------     ----------     ----------     ----------

EARNINGS (LOSS)                                   (2,556)       (20,160)       (36,931)           406            939          3,272
                                              ----------     ----------     ----------     ----------     ----------     ----------

EXTRAORDINARY ITEMS
     Gain on extinguishment on indebtedness           --             --             --             --             --             --
                                              ----------     ----------     ----------     ----------     ----------     ----------

NET EARNINGS (LOSS)                           $   (2,556)    $  (20,160)    $  (36,931)    $      406     $      939     $    3,272
                                              ==========     ==========     ==========     ==========     ==========     ==========

BASIC EARNINGS PER SHARE**                    $    (0.14)    $    (1.08)    $    (1.97)    $     0.02     $     0.05     $     0.17

CASH FLOW FROM OPERATIONS                     $      846     $      561     $      498     $    1,910     $    2,551     $    4,511

CASH FLOW PER SHARE**                         $     0.05     $     0.03     $     0.03     $     0.10     $     0.14     $     0.24

(a) January 2002 is a prepetition period

(b) August 2002 reorganization expense includes employee and officer severance payments of approximately $4.0 million.

*   BOE means barrel of oil equivalent, assuming a ratio of 6 mcf to one barrel

** Common shares                                  18,714         18,714         18,714         18,714         18,714         18,714

                                                                                                             YEAR-TO-DATE
                                               JULY 02         AUG 02            SEP 02         OCT 02        10/31/02
                                              ----------     ----------        ----------     ----------    ------------
PRODUCTION/PRICES
     Oil (Bbls/day)                                9,005          8,810                 0              0          9,161
     Gas (Mcf/day)                                 3,487          3,370                 0              0          3,922
     BOE/day *                                     9,587          9,372                 0              0          9,815
     Average Oil Price                        $    22.24     $    23.55        $     0.00     $     0.00     $    20.17
     Average Gas Price                        $     3.17     $     3.03        $     0.00     $     0.00     $     2.88
     Average BOE Price                        $    22.04     $    23.23        $     0.00     $     0.00     $    19.98

OPERATING REVENUES
     Oil and gas production                   $    6,550     $    6,314                --             --     $   47,248
                                              ----------     ----------        ----------     ----------     ----------

     Total operating revenues                      6,550          6,314                --             --         47,248
                                              ----------     ----------        ----------     ----------     ----------

OPERATING EXPENSES
     Oil and gas production                        2,141          2,088                --             --         16,792
     Taxes on oil & gas production                   395            328                --             --          2,759
     General & administrative                        265            269               399            220          3,331
     Depletion & depreciation                      1,509          1,386                30             32         12,076
     Allowance for bad debt                           --             94                --             --             94
     (Gain) Loss on derivatives                      105            241                --             --          3,148
                                              ----------     ----------        ----------     ----------     ----------

     Total operating expenses                      4,415          4,406               429            252         38,200
                                              ----------     ----------        ----------     ----------     ----------

OPERATING INCOME                                   2,135          1,908              (429)          (252)         9,048

OTHER INCOME & EXPENSES
     Equity in income from subsidiaries               --             --                (1)            --            195
     Interest and other income                        --              1                 3              3             32
     Interest expense                             (1,440)        (1,315)              (59)            --        (12,054)
     Standby loan prepayment fee                      --             --                --             --              0
     Reorganization costs                           (630)        (3,907)(b)          (130)           150        (59,046)
     Litigation Settlement                            --             --                --             --          2,832
     Loss on sale of property and equipment           --       (111,659)              (79)             1       (111,737)
                                              ----------     ----------        ----------     ----------     ----------

                                                  (2,070)      (116,880)             (266)           154       (179,778)
                                              ----------     ----------        ----------     ----------     ----------

EARNINGS (LOSS) BEFORE TAXES
     AND EXTRAORDINARY ITEMS                          65       (114,972)             (695)           (98)      (170,730)
                                              ----------     ----------        ----------     ----------     ----------
INCOME TAX EXPENSE (BENEFIT)
     Current                                          --             --                --             --              0
     Deferred                                         --             --                --             --              0
                                              ----------     ----------        ----------     ----------     ----------
                                                       0              0                 0              0              0
                                              ----------     ----------        ----------     ----------     ----------

EARNINGS (LOSS)                                       65       (114,972)             (695)           (98)      (170,730)
                                              ----------     ----------        ----------     ----------     ----------

EXTRAORDINARY ITEMS
     Gain on extinguishment on indebtedness           --             --                --             --             --
                                              ----------     ----------        ----------     ----------     ----------

NET EARNINGS (LOSS)                           $       65     $ (114,972)       $     (695)    $      (98)    $ (170,730)
                                              ==========     ==========        ==========     ==========     ==========

BASIC EARNINGS PER SHARE**                    $     0.00     $    (6.14)       $    (0.04)    $    (0.01)    $    (9.12)

CASH FLOW FROM OPERATIONS                     $    1,568     $   (2,435)       $     (590)    $      (64)    $    9,356

CASH FLOW PER SHARE**                         $     0.08     $    (0.13)       $    (0.03)    $    (0.00)    $     0.50

(a) January 2002 is a prepetition period

(b) August 2002 reorganization expense includes employee and officer severance payments of approximately $4.0 million.

*   BOE means barrel of oil equivalent, assuming a ratio of 6 mcf to one barrel

**  Common shares                                 18,714         18,714            18,714         18,714         18,714



                                                                          PAGE 1
COHO ENERGY CASE NO. 02-31189-HCA-11

COHO ENERGY, INC. (CONSOLIDATED)                      MONTHLY OPERATING REPORT
GENERAL & ADMINISTRATIVE EXPENSE SUMMARY              ACCRUAL BASIS-2
OCTOBER 31, 2002                                      PAGE 2 OF 2

                                      FEBRUARY        MARCH          APRIL           MAY            JUNE           JULY

Salaries                       (a)   $      420     $      424     $      415     $      416     $      422     $      422
Employee Benefits              (b)          226            157            107            153            203            152
Employee Related Costs         (c)          (19)             9             (5)            (2)            (6)            12
Office Related Costs           (d)           98            101            104             95             93             99
Outside Services               (e)          218            (25)            55             94             41             81
Miscellaneous                  (f)           (0)            19             24             20             21             16
Insurance - general                          35             35             35             35             35             22
Data Processing                              10              5             12              3              1              3
Acquisition Costs              (g)           12             12              0              0              0              0
Corporate Costs                (h)            4              6             49             12              5              6
                                     ----------     ----------     ----------     ----------     ----------     ----------
Total Costs                               1,004            742            795            825            817            812
Overhead Allocations           (i)         (236)          (231)          (247)          (241)          (248)          (245)
G&A Recoveries                 (j)         (605)          (611)          (612)          (603)          (635)          (634)
Reclass recoveries to LOE      (k)          327            326            320            323            325            332
                                     ----------     ----------     ----------     ----------     ----------     ----------

Net G&A Expense                             490            227            256            304            258            265

Reorganization Costs                        114         53,309            490            166            417            630
                                     ----------     ----------     ----------     ----------     ----------     ----------

Total G&A Related Costs              $      604     $   53,536     $      747     $      470     $      676     $      895
                                     ==========     ==========     ==========     ==========     ==========     ==========

                                       AUGUST       SEPTEMBER      OCTOBER

Salaries                       (a)   $      448     $      118    $       64
Employee Benefits              (b)          173             57            24
Employee Related Costs         (c)          (12)             2             0
Office Related Costs           (d)           91             72            72
Outside Services               (e)           56            106            (4)
Miscellaneous                  (f)          110              3            33
Insurance - general                          22             32            26
Data Processing                               1              1             3
Acquisition Costs              (g)            0              0             0
Corporate Costs                (h)            1              8             2
                                     ----------     ----------    ----------
Total Costs                                 889            399           220
Overhead Allocations           (i)         (237)             0             0
G&A Recoveries                 (j)         (622)             0             0
Reclass recoveries to LOE      (k)          333              0             0
                                     ----------     ----------    ----------

Net G&A Expense                             363            399           220

Reorganization Costs                      3,907            130          (150)
                                     ----------     ----------    ----------

Total G&A Related Costs              $    4,270     $      529    $       70
                                     ==========     ==========    ==========

         Expenses included in the categories are as follows:

                  (a)      Salaries

                  (b)      Employee benefits and payroll taxes

                  (c) Conventions, seminars, travel, entertainment, relocation, and automobiles.

                  (d) Office rent, office maintenance, telephones, office supplies, subscriptions, and gifts.

                  (e) Accounting, legal and consulting fees and temporary services.

                  (f) Fees, licenses, bank charges, franchise taxes, property taxes and misc write-offs.

                  (g) Consulting fees and other incremental costs related to acquisition reviews.

                  (h) Director fees and travel expenses, listing fees and shareholder mailings.

                  (i) Primarily salaries & employee costs charged through JIBs to LOE for capital work.

                  (j)      COPAS billings to wells

                  (k) Reclass COPAS billings charged to LOE on operated wells in excess of actual costs related to such operations.


COHO ENERGY CASE NO. 02-31189-HCA-11

COHO ENERGY, INC.
BANKRUPTCY CONSOLIDATION                              MONTHLY OPERATING REPORT
STATEMENTS OF CASH FLOW                               ACCRUAL BASIS - 3
OCTOBER 31, 2002

                                                      JAN(a)         FEB          MARCH         APRIL          MAY          JUNE
                                                    ----------    ----------    ----------    ----------    ----------   ----------

CASH FLOWS FROM OPERATIONS
    Net earnings (loss)                             $   (2,556)   $  (20,160)   $  (36,931)   $      406    $      939   $    3,272
    Adjustments to reconcile net earnings (loss)
     to net cash provided by operating activities:
       Equity in loss of subsidiaries                       --          (200)           --            --            --            4
       Depletion and depreciation                        1,519         1,455         1,539         1,484         1,617        1,505
       Sale of property and equipment                       --            --            --            --            --           --
       Standby loan interest                             1,330           224            --            26            --           --
       Standby loan prepayment fee                          --        29,344            --            --            --           --
       Gain on standby loan embedded derivative             --       (10,232)           --            --            --           --
       Write off of debt issuance costs                     --            --        22,583            --            --           --
       Write off of debt discount                           --            --        10,744            --            --           --
       Loss on derivatives                                  --            --         2,525            --            --         (266)
       Other items                                         553           130            37            (5)           (5)          (4)
                                                    ----------    ----------    ----------    ----------    ----------   ----------
    Cash Flow from Opers before W/C Changes                846           561           497         1,911         2,551        4,511

    Changes in operating assets and liabilities:
       Accounts receivable and other assets                295           317          (844)         (560)         (892)      (2,323)
       Cash in escrow                                       --            --            --            (1)           --           --
       Accounts payable, principally trade                (619)        1,229         1,070           212          (151)       1,210
       Accounts pay and other accr liabs                    --         1,137         1,048          (329)         (169)         (66)
       Accrued interest                                     --        (1,486)          353           320           (76)         318
                                                    ----------    ----------    ----------    ----------    ----------   ----------
Net cash provided (used) by operating activities           522         1,758         2,124         1,553         1,263        3,650
                                                    ----------    ----------    ----------    ----------    ----------   ----------

CASH FLOWS FROM INVESTING
    Property and equipment                                (974)         (759)         (673)       (1,056)       (1,084)      (1,031)
    Changes in accts pay and accrued liabilities
      related to exploration and development                98          (304)          181           317           209         (243)
    Advances to unconsolidated subsidiaries                 --           (13)           --             1             1           --
                                                    ----------    ----------    ----------    ----------    ----------   ----------
Net cash provided (used) by investing activities          (876)       (1,076)         (492)         (738)         (874)      (1,274)
                                                    ----------    ----------    ----------    ----------    ----------   ----------

CASH FLOWS FROM FINANCING
    Proceeds from sale of property and equipment            --            --            --            --            --           --
    Repayment of long term debt                         (1,057)           --            --          (224)           --       (1,094)
    Debt issuance costs                                     --            --            --            --            --           --
    Debt extinguishment costs                               --            --            --            --            --           --
                                                    ----------    ----------    ----------    ----------    ----------   ----------
Net cash provided (used) by financing activities        (1,057)            0             0          (224)            0       (1,094)
                                                    ----------    ----------    ----------    ----------    ----------   ----------

NET INCREASE (DECREASE) IN CASH                         (1,411)          682         1,632           591           389        1,282

CASH AND CASH EQUIVS-BEGINNING                           9,752         8,341         9,023        10,655        11,246       11,635
                                                    ----------    ----------    ----------    ----------    ----------   ----------

CASH AND CASH EQUIVS-ENDING                         $    8,341    $    9,023    $   10,655    $   11,246    $   11,635   $   12,917
                                                    ==========    ==========    ==========    ==========    ==========   ==========

                                                       JULY         AUGUST         SEPT          OCT           YTD
                                                    ----------    ----------    ----------    ----------    ----------

CASH FLOWS FROM OPERATIONS
    Net earnings (loss)                             $       65    $ (114,972)   $     (695)   $      (98)   $ (170,730)
    Adjustments to reconcile net earnings (loss)
     to net cash provided by operating activities:
       Equity in loss of subsidiaries                       --            --             1            --          (195)
       Depletion and depreciation                        1,509         1,386            30            32        12,076
       Sale of property and equipment                       --       111,159            79            (1)      111,237
       Standby loan interest                                --            --            --            --         1,580
       Standby loan prepayment fee                          --            --            --            --        29,344
       Gain on standby loan embedded derivative             --            --            --            --       (10,232)
       Write off of debt issuance costs                     --            --            --            --        22,583
       Write off of debt discount                           --            --            --            --        10,744
       Loss on derivatives                                  --            --            --            --         2,259
       Other items                                          (6)           (8)           (5)            3           690
                                                    ----------    ----------    ----------    ----------    ----------
    Cash Flow from Opers before W/C Changes              1,568        (2,435)         (590)          (64)        9,356

    Changes in operating assets and liabilities:
       Accounts receivable and other assets               (691)          664           308           141        (3,585)
       Cash in escrow                                       --       (48,951)       20,837         1,849       (26,266)
       Accounts payable, principally trade                  39        (1,373)          (55)         (393)        1,169
       Accounts pay and other accr liabs                  (105)        4,013        (4,747)       (2,061)       (1,279)
       Accrued interest                                  1,439           205        (1,037)           --            36
                                                    ----------    ----------    ----------    ----------    ----------
Net cash provided (used) by operating activities         2,250       (47,877)       14,716          (528)      (20,569)
                                                    ----------    ----------    ----------    ----------    ----------

CASH FLOWS FROM INVESTING
    Property and equipment                                (907)         (708)           --            (2)       (7,194)
    Changes in accts pay and accrued liabilities
      related to exploration and development              (259)         (206)           --            --          (207)
    Advances to unconsolidated subsidiaries                 --            (2)           (1)           (1)          (15)
                                                    ----------    ----------    ----------    ----------    ----------
Net cash provided (used) by investing activities        (1,166)         (916)           (1)           (3)       (7,416)
                                                    ----------    ----------    ----------    ----------    ----------

CASH FLOWS FROM FINANCING
    Proceeds from sale of property and equipment            --       221,351            --            --       221,351
    Repayment of long term debt                             --      (172,880)      (20,802)           --      (196,057)
    Debt issuance costs                                     --            --            --            --             0
    Debt extinguishment costs                               --            --            --            --             0
                                                    ----------    ----------    ----------    ----------    ----------
Net cash provided (used) by financing activities             0        48,471       (20,802)            0        25,294
                                                    ----------    ----------    ----------    ----------    ----------

NET INCREASE (DECREASE) IN CASH                          1,084          (322)       (6,087)         (531)       (2,691)

CASH AND CASH EQUIVS-BEGINNING                          12,917        14,001        13,679         7,592         9,752
                                                    ----------    ----------    ----------    ----------    ----------

CASH AND CASH EQUIVS-ENDING                         $   14,001    $   13,679    $    7,592    $    7,061    $    7,061
                                                    ==========    ==========    ==========    ==========    ==========

(a) JANUARY 2002 IS A PREPETITION PERIOD


COHO ENERGY CASE NO. 02-31189-HCA-11

COHO ENERGY, INC. AND SUBSIDIARIES                    MONTHLY OPERATING REPORT
BANKRUPTCY CONSOLIDATION                              ACCRUAL BASIS - 4
(IN 000S, EXCEPT RATIOS)                              PAGE 1 OF 2
ACCOUNTS RECEIVABLE ANALYSIS

                                        SOFA          FEB 02        MARCH 02       APRIL 02        MAY 02
                                     ----------     ----------     ----------     ----------     ----------
JIB RECEIVABLES
 0 - 30 days                         $    1,101     $      956     $      525     $    1,089     $      642
 31 - 60 days                                79             80            589             (3)           643
 61 - 90 days                                29             39             43            214             (0)
 Over 90 days                               951            936            853            831            836
                                     ----------     ----------     ----------     ----------     ----------
Total Accounts Receivable            $    2,161     $    2,011     $    2,010     $    2,132     $    2,121
                                     ==========     ==========     ==========     ==========     ==========


SUMMARY OF RECEIVABLES
Accrued revenue                      $    5,428     $    5,465     $    6,533     $    6,873     $    7,826
JIB receivables                           2,161          2,011          2,010          2,132          2,121
Employee/officer receivables                  1              1              1              2              0
Other receivables                           375            224             61            264            262
                                     ----------     ----------     ----------     ----------     ----------
Total receivables                         7,965          7,701          8,605          9,271         10,208
Allowance for doubtful accts               (470)          (470)          (470)          (470)          (470)
                                     ----------     ----------     ----------     ----------     ----------
Receivables net of allowance         $    7,495     $    7,231     $    8,135     $    8,801     $    9,738
                                     ==========     ==========     ==========     ==========     ==========

                                      JUNE 02        JULY 02         AUG 02        SEPT 02         OCT 02
                                     ----------     ----------     ----------     ----------     ----------
JIB RECEIVABLES
 0 - 30 days                         $    1,181     $    1,593     $      101     $        0     $        0
 31 - 60 days                                25            147            (22)            30              0
 61 - 90 days                               245              1            245              0              2
 Over 90 days                               790            872            412            423            338
                                     ----------     ----------     ----------     ----------     ----------
Total Accounts Receivable            $    2,242     $    2,613     $      736     $      453     $      340
                                     ==========     ==========     ==========     ==========     ==========


SUMMARY OF RECEIVABLES
Accrued revenue                      $    7,231     $    7,288     $      268     $      222     $      216
JIB receivables                           2,242          2,613            736            453            340
Employee/officer receivables                  4              0             (1)            (1)            (1)
Other receivables                         3,101          3,112          3,135          3,125          3,065
                                     ----------     ----------     ----------     ----------     ----------
Total receivables                        12,578         13,014          4,138          3,799          3,620
Allowance for doubtful accts               (470)          (470)          (289)          (305)          (247)
                                     ----------     ----------     ----------     ----------     ----------
Receivables net of allowance         $   12,108     $   12,544     $    3,849     $    3,494     $    3,373
                                     ==========     ==========     ==========     ==========     ==========


COHO ENERGY CASE NO. 02-31189-HCA-11

COHO ENERGY, INC. AND SUBSIDIARIES                    MONTHLY OPERATING REPORT
BANKRUPTCY CONSOLIDATION                              ACCRUAL BASIS - 4
(IN 000S, EXCEPT RATIOS)                              PAGE 2 OF 2

ACCOUNTS PAYABLE ANALYSIS

                                          FEB           MARCH          APRIL           MAY            JUNE
                                       ----------     ----------     ----------     ----------     ----------
ACCOUNTS PAYABLE
 0 - 30 days                           $      232     $      431     $      519     $      300     $    1,439
 31 - 60 days                                                 21             23              5              5
Over 60 days                                                                  7             30             30
                                       ----------     ----------     ----------     ----------     ----------
                                              232            453            550            334          1,475
Prepetition                                 2,618          3,700          3,744          3,728          3,667
                                       ----------     ----------     ----------     ----------     ----------
Total Accounts Payable                 $    2,851     $    4,152     $    4,294     $    4,063     $    5,142
                                       ==========     ==========     ==========     ==========     ==========

INCOME TAXES PAYABLE
PREPETITION
Federal income
State income
                                       ----------     ----------     ----------     ----------     ----------
Total Taxes Payable                    $        0     $        0     $        0     $        0     $        0
                                       ==========     ==========     ==========     ==========     ==========

SUMMARY OF LIABILITIES
POSTPETITION
Accrued interest                       $      681     $    1,034     $    1,354     $    1,278     $    1,596
                                       ----------     ----------     ----------     ----------     ----------
                                       $      681     $    1,034     $    1,354     $    1,278     $    1,596
                                       ----------     ----------     ----------     ----------     ----------

Accounts payable                       $      232     $      453     $      550     $      334     $    1,475
Miscellaneous payables                          0              3              2              2             (1)
Revenues payable                              252            269            322            406            599
A/P sales & use tax                             1              3              0              1              2
                                       ----------     ----------     ----------     ----------     ----------
A/P Trade                              $      485     $      728     $      874     $      744     $    2,075
                                       ----------     ----------     ----------     ----------     ----------

Accrued reorganization costs           $      129     $      887     $    1,121     $    1,347     $    1,279
Accrued operating costs                     1,314          1,738          1,708          1,565          1,542
Accrued drilling costs                        556            719          1,140          1,370          1,126
Accrued franchise taxes                        14             30             47             64             80
Accrued environmental                          50             50             50             50             50
Other accrued liabilities                     495          1,236            336            302            305
                                       ----------     ----------     ----------     ----------     ----------
Accrued liabilities and other          $    2,559     $    4,661     $    4,402     $    4,697     $    4,383
                                       ----------     ----------     ----------     ----------     ----------

Accrued unrealized derivatives         $      165     $      506     $      506     $      506     $      834
                                       ----------     ----------     ----------     ----------     ----------
                                       $      165     $      506     $      506     $      506     $      834
                                       ----------     ----------     ----------     ----------     ----------

Total Postpetition                     $    3,890     $    6,929     $    7,136     $    7,225     $    8,888
                                       ----------     ----------     ----------     ----------     ----------

PREPETITION

Income taxes payable
Accounts payable                       $    2,618     $    3,700     $    3,744     $    3,728     $    3,667
Miscellaneous payables                          8              8              8              8              8
Revenues payable                            2,301          2,046          2,068          2,062          2,003
A/P sales & use tax                             1              1              1              1              1
                                       ----------     ----------     ----------     ----------     ----------
A/P Trade                              $    4,928     $    5,755     $    5,821     $    5,800     $    5,679
                                       ----------     ----------     ----------     ----------     ----------

Accrued LA penalties & int                      0              0              0              0              0
Accrued operating costs                       594             33              5              0              0
Accrued drilling costs                        432            125             22              0              0
Accrued franchise taxes                       190            190            190            190            190
Accrued vacation                              105            105            105            105            105
Accrued contract obligations                    0              0              0              0              0
Accrued sale tax due Amoco                      0              0              0              0              0
Accrued environmental costs                   175            175            175            175            175
Other accrued liabilities                      90             80            451            217            218
                                       ----------     ----------     ----------     ----------     ----------
Accrued liabilities and other          $    1,588     $      709     $      949     $      687     $      688
                                       ----------     ----------     ----------     ----------     ----------
Total prepetition                      $    6,516     $    6,464     $    6,770     $    6,487     $    6,368
                                       ----------     ----------     ----------     ----------     ----------
Total liabilities                      $   10,406     $   13,393     $   13,906     $   13,712     $   15,255
                                       ==========     ==========     ==========     ==========     ==========

LONG TERM DEBT
   Chase revolving credit facility     $  195,000     $  195,000     $  194,776     $  194,776     $  193,682
   Standby loan                            82,707         93,451         93,451         93,451         93,451
   Standby accrued interest                 4,984          4,984          5,010          5,010          5,010
   Standby prepayment fee                  29,344         29,344         29,344         29,344         29,344
   Derivative liability                     1,538          1,538          1,538          1,538          1,538
   State tax notes and other                3,361          3,361          3,361          3,361          3,361
   Reclass to current                    (316,934)      (327,679)      (327,482)      (327,482)      (326,388)
                                       ----------     ----------     ----------     ----------     ----------
      Total Long Term Debt             $        0     $        0     $        0     $        0     $        0
                                       ==========     ==========     ==========     ==========     ==========

                                          JULY           AUG            SEPT           OCT
                                       ----------     ----------     ----------     ----------
ACCOUNTS PAYABLE
 0 - 30 days                           $    1,175     $      191     $      454     $       53
 31 - 60 days                                 102              1              0             55
Over 60 days                                  356             37             30             71
                                       ----------     ----------     ----------     ----------
                                            1,633            228            485            179
Prepetition                                 3,616          3,603          3,603          3,603
                                       ----------     ----------     ----------     ----------
Total Accounts Payable                 $    5,249     $    3,831     $    4,088     $    3,782
                                       ==========     ==========     ==========     ==========

INCOME TAXES PAYABLE
PREPETITION
Federal income
State income
                                       ----------     ----------     ----------     ----------
Total Taxes Payable                    $        0     $        0     $        0     $        0
                                       ==========     ==========     ==========     ==========

SUMMARY OF LIABILITIES
POSTPETITION
Accrued interest                       $    3,035     $    3,240     $    2,203     $    2,203
                                       ----------     ----------     ----------     ----------
                                       $    3,035     $    3,240     $    2,203     $    2,203
                                       ----------     ----------     ----------     ----------

Accounts payable                       $    1,633     $      228     $      485     $      179
Miscellaneous payables                         (1)             2              1              1
Revenues payable                              543            376             66             17
A/P sales & use tax                             1              2              1              0
                                       ----------     ----------     ----------     ----------
A/P Trade                              $    2,176     $      608     $      553     $      197
                                       ----------     ----------     ----------     ----------

Accrued reorganization costs           $    1,293     $    5,071     $    1,048     $      767
Accrued operating costs                     1,326              0              0              0
Accrued drilling costs                        868              0              0              0
Accrued franchise taxes                        95            110            110            140
Accrued environmental                          50             15             15             15
Other accrued liabilities                     381          2,666          2,017            210
                                       ----------     ----------     ----------     ----------
Accrued liabilities and other          $    4,013     $    7,863     $    3,191     $    1,133
                                       ----------     ----------     ----------     ----------

Accrued unrealized derivatives         $      834     $        0     $        0     $        0
                                       ----------     ----------     ----------     ----------
                                       $      834     $        0     $        0     $        0
                                       ----------     ----------     ----------     ----------

Total Postpetition                     $   10,058     $   11,711     $    5,947     $    3,533
                                       ----------     ----------     ----------     ----------

PREPETITION

Income taxes payable
Accounts payable                       $    3,616     $    3,603     $    3,603     $    3,603
Miscellaneous payables                          8              0              0              0
Revenues payable                            1,992          1,003          1,003            967
A/P sales & use tax                             1              1              1              1
                                       ----------     ----------     ----------     ----------
A/P Trade                              $    5,617     $    4,608     $    4,608     $    4,571
                                       ----------     ----------     ----------     ----------

Accrued LA penalties & int                      0              0              0              0
Accrued operating costs                         0              0              0              0
Accrued drilling costs                          0              0              0              0
Accrued franchise taxes                       190            190            190            190
Accrued vacation                              105              0              0              0
Accrued contract obligations                    0              0              0              0
Accrued sale tax due Amoco                      0              0              0              0
Accrued environmental costs                   175            175            175            175
Other accrued liabilities                     218            238            238            238
                                       ----------     ----------     ----------     ----------
Accrued liabilities and other          $      688     $      603     $      603     $      603
                                       ----------     ----------     ----------     ----------
Total prepetition                      $    6,305     $    5,211     $    5,211     $    5,174
                                       ----------     ----------     ----------     ----------
Total liabilities                      $   16,363     $   16,922     $   11,158     $    8,707
                                       ==========     ==========     ==========     ==========

LONG TERM DEBT
   Chase revolving credit facility     $  193,682     $   20,802     $        0     $        0
   Standby loan                            93,451         93,451         93,451         93,451
   Standby accrued interest                 5,010          5,010          5,010          5,010
   Standby prepayment fee                  29,344         29,344         29,344         29,344
   Derivative liability                     1,538          1,538          1,538          1,538
   State tax notes and other                3,361          3,361          3,361          3,361
   Reclass to current                    (326,388)      (153,508)      (132,705)      (132,705)
                                       ----------     ----------     ----------     ----------
      Total Long Term Debt             $        0     $        0     $        0     $        0
                                       ==========     ==========     ==========     ==========

COHO ENERGY CASE NO. 02-31189-HCA-11